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EXHIBIT 99.1

LETTER OF TRANSMITTAL
CARPENTER TECHNOLOGY CORPORATION
Offer to Exchange its

6.625% Senior Notes due 2013
("New Notes")
Which Have Been Registered Under the Securities Act of 1933

For Any And All Of Its Outstanding

6.625% Senior Notes due 2013
("Outstanding Senior Notes")

Pursuant to the Prospectus Dated                        , 2003
(As the Same May Be Amended or Supplemented, the "Prospectus")

The Exchange Offer and Withdrawal Rights Will
Expire at 5:00 P M., Eastern Standard Time, on                        2003,
Or On Such Later Date or Time To Which The Corporation
May Extend the Exchange Offer (The "Expiration Date").
Tenders May Be Withdrawn Prior to 5:00 P.M.,
Eastern Standard Time, On The Expiration Date.

The Exchange Agent For The Exchange Offer Is:

U.S. Bank Trust National Association

By Registered or Certified Mail	By Hand or Overnight Delivery
U.S. Bank Trust National Association U.S. Bank West Side Flats Operations Center 60 Livingston Avenue St. Paul, MN 55107	U.S. Bank Trust National Association U.S. Bank West Side Flats Operations Center 60 Livingston Avenue St. Paul, MN 55107
Attn: Specialized Finance—Carpenter Technology Exchange Offer	Attn: Specialized Finance—Carpenter Technology Exchange Offer

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS
OTHER THAN AS SET FORTH ABOVE
DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY
BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus. As used herein, the term "Holder" means a holder of Outstanding Senior Notes, including any participant ("DTC Participant") in the book-entry transfer facility system of The Depository Corporation Company ("DTC") whose name appears on a security position listing as the owner of the Outstanding Senior Notes. As used herein the term "Certificates" means physical certificates representing Outstanding Senior Notes.

        To participate in the Exchange Offer (as defined below), Holders must tender by (a) book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer—Procedures for Tendering Old Notes" or (b) forwarding Certificates herewith. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through the Automated Tender Offer Program ("ATOP") of DTC. A Holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Outstanding Senior Notes into the Exchange Agent's account at DTC and then send to the Exchange Agent confirmation of such book-entry transfer (a "book-entry confirmation"), including an agent's message ("Agent's Message") confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that the Corporation may enforce this Letter of Transmittal against such Holder. The book-entry confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the book entry confirmation to the Exchange Agent.

        If the tender is not made through ATOP, Certificates, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

        Holders of Outstanding Senior Notes who cannot complete the procedures for delivery by book-entry transfer of such Outstanding Senior Notes on a timely basis or who cannot deliver their Certificates for such Outstanding Senior Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date must, in order to participate in the Exchange Offer tender their Outstanding Senior Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Procedures for Tendering Old Notes."

        THE METHOD OF DELIVERY OF THE BOOK-ENTRY CONFIRMATION OR CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

ALL TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF OUTSTANDING SENIOR NOTES

IF BLANK, PLEASE PRINT NAME AND ADDRESS OF REGISTERED HOLDER	AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING SENIOR NOTES TENDERED
(ATTACH ADDITIONAL SCHEDULES IF NECESSARY)
Certificate Number(s)*	Aggregate Principal Amount of Outstanding Senior Notes	Aggregate Principal amount of Outstanding Senior Notes Tendered**

TOTAL AMOUNT
TENDERED

*
Need not be completed by book-entry holders.

**
Outstanding Senior Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples of $1,000 in excess thereof, provided that if any Outstanding Senior Notes are tendered for exchange in part, the untendered principal amount thereof must be $1,000 or any integral multiple of $1,000 in excess thereof. All Outstanding Senior Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)
☐	CHECK HERE IF TENDERED OUTSTANDING SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, AND COMPLETE THE FOLLOWING:
Name of Tendering Institution
DTC Account Number
Voluntary Offering Instruction (VOI) Number
☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT, AND COMPLETE THE FOLLOWING:
Name of Registered Holder(s)
Window Ticket Number (if any)
Date of Execution of Notice of Guaranteed Delivery
Name of Institution which Guaranteed Delivery
If Guaranteed Delivery is to be made By Book-Entry Transfer:
Name of Tendering Institution
DTC Account Number
Voluntary Offering Instruction (VOI) Number
☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING SENIOR NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name:
Address:

LADIES AND GENTLEMEN:

        The undersigned hereby tenders to Carpenter Technology Corporation, a Delaware corporation (the "Corporation") the above described aggregate principal amount of the Corporation's Outstanding Senior Notes in exchange for a like aggregate principal amount of the Corporation's New Notes which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus, the receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

        Subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Senior Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Corporation all right, title and interest in and to such Outstanding Senior Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Corporation in connection with the Exchange Offer) with respect to the tendered Outstanding Senior Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Outstanding Senior Notes to the Corporation together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Corporation, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Outstanding Senior Notes, (ii) present Certificates for such Outstanding Senior Notes for transfer, and to transfer the Outstanding Senior Notes on the books of the Corporation, and (iii) receive for the account of the Corporation all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Senior Notes, all in accordance with the terms and conditions of the Exchange Offer.

        THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OUTSTANDING SENIOR NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE CORPORATION WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OUTSTANDING SENIOR NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE CORPORATION OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OUTSTANDING SENIOR NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

        The name(s) and address(es) of the Registered Holder(s) of the Outstanding Senior Notes tendered hereby should be printed in the box entitled "Description of Outstanding Senior Notes" above, if they are not already set forth in such box, as they appear on the Certificates representing such Outstanding Senior Notes or on the records of DTC, as the case may be. The Certificate number(s) of any such Certificates and the principal amount of such Outstanding Senior Notes should be specified in such box as indicated therein.

        The undersigned understands that tenders of Outstanding Senior Notes pursuant to any one of the procedures described in "The Exchange Offer—Procedures for Tendering Old Notes" in the Prospectus and in the instructions attached hereto will, upon the Corporation's acceptance for exchange of such tendered Outstanding Senior Notes, constitute a binding agreement between the undersigned and the Corporation upon the terms and subject to the conditions of the Exchange Offer.

        The undersigned recognizes that under certain circumstances set forth in the Prospectus, the Corporation may not be required to accept for exchange any of the Outstanding Senior Notes tendered hereby.

        Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or credited to the account at DTC indicated above in the case of a book-entry tender of Outstanding Senior Notes.

        If any Outstanding Senior Notes are submitted for more Outstanding Senior Notes than are tendered or accepted for exchange, then, without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer, such non-exchanged or non-tendered Outstanding Senior Notes will, if evidenced by Certificates, be returned, or will, if evidenced by book-entry, be credited to the account at DTC indicated above. If applicable, substitute Certificates representing non-exchanged Outstanding Senior Notes will be issued to the undersigned or non-exchanged Outstanding Senior Notes will be credited to the account at DTC indicated above in the case of a book-entry tender of Outstanding Senior Notes.

        Unless otherwise indicated under "Special Delivery Instructions," certificates for Outstanding Senior Notes and for New Notes will be delivered to the undersigned at the address shown below the undersigned's signature.

        BY TENDERING OUTSTANDING SENIOR NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (i) THE UNDERSIGNED IS NOT AN "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE CORPORATION, (ii) ANY NEW NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (iii) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW NOTES. BY TENDERING OUTSTANDING SENIOR NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OUTSTANDING SENIOR NOTES THAT IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OUTSTANDING SENIOR NOTES ARE HELD BY SUCH BROKER-DEALER ONLY AS A NOMINEE, OR (B) SUCH OUTSTANDING SENIOR NOTES WERE ACQUIRED BY IT FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING THE PROSPECTUS, IT WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

        THE CORPORATION HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS MAY BE USED IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED IN EXCHANGE FOR OUTSTANDING SENIOR NOTES BY A BROKER-DEALER WHO ACQUIRED OUTSTANDING SENIOR NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") FOR A PERIOD ENDING 180 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH NEW NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER, BY TENDERING SUCH OUTSTANDING SENIOR NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL OR BY TENDERING THROUGH BOOK-ENTRY TRANSFER IN LIEU THEREOF, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE CORPORATION OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER- DEALER WILL SUSPEND THE SALE OF NEW NOTES PURSUANT TO THE PROSPECTUS UNTIL (1) THE CORPORATION HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR (2) THE CORPORATION HAS GIVEN NOTICE THAT THE SALE OF THE NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF THE CORPORATION GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE NEW NOTES, IT SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE ON WHICH (1) PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE NEW NOTES OR (2) THE CORPORATION HAS GIVEN NOTICE THAT THE SALE OF NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE.

        AS A RESULT, A PARTICIPATING BROKER-DEALER WHO INTENDS TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED IN EXCHANGE FOR OUTSTANDING SENIOR NOTES PURSUANT TO THE EXCHANGE OFFER MUST NOTIFY THE CORPORATION, OR CAUSE THE CORPORATION TO BE NOTIFIED, ON OR PRIOR TO THE EXPIRATION DATE, THAT IT IS A PARTICIPATING BROKER-DEALER. SUCH NOTICE MAY BE GIVEN IN THE SPACE PROVIDED ABOVE OR MAY BE DELIVERED TO THE EXCHANGE AGENT AT THE ADDRESS SET FORTH IN THE PROSPECTUS UNDER "THE EXCHANGE OFFER—EXCHANGE AGENT."

        Holders whose Outstanding Senior Notes are accepted for exchange will not receive Distributions on such Outstanding Senior Notes, and the undersigned hereby waives the right to receive any Distributions on such Outstanding Senior Notes accumulated from and including November 15, 2003. Accordingly, holders of New Notes (as of the record date) for the payment of Distributions on May 15, 2004 will be entitled to Distributions accumulated from and including November 15, 2003.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Corporation to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Senior Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING SENIOR NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING SENIOR NOTES AS SET FORTH IN SUCH BOX.

HOLDER(S) SIGN HERE
(SEE ATTACHED INSTRUCTIONS 2, 5 AND 6)
(PLEASE COMPLETE SUBSTITUTE FORM W-9 ON THE LAST PAGE)
(NOTE: SIGNATURE(S) MUST BE GUARANTEED
IF REQUIRED BY INSTRUCTION 2)

        Must be signed by Registered Holder(s) exactly as name(s) appear(s) on Certificate(s) for the Outstanding Senior Notes hereby tendered or on the records of DTC, as the case may be, or by any person(s) authorized to become the Registered Holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Corporation to comply with the restrictions on transfer applicable to the Outstanding Senior Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, set forth the signatory's full title. See Instruction 5.

GUARANTEE OF SIGNATURE(S) (SEE ATTACHED INSTRUCTIONS 2 AND 5)
(SIGNATURE(S) OF HOLDER(S))	Authorized Signature
Date	, 2003	Date	, 2003
Name(s)	Name of Firm
(PLEASE PRINT)	Capacity (full title)	(PLEASE PRINT)
Capacity (full title)	Address
Address	(INCLUDE ZIP CODE)
(INCLUDE ZIP CODE)	Area Code and Telephone
Number ( )
Area Code and Telephone Number
( )
Tax Identification or Social
Security Number

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5 AND 6)

        To be completed ONLY if New Notes or non-tendered or non-exchanged Outstanding Senior Notes are to be issued in the name of someone other than the Registered Holder(s) of the Outstanding Senior Notes whose name(s) appear(s) above.

Issue:
☐	Non-tendered or non-exchanged Outstanding Senior Notes to:
☐	New Notes to:
Name(s)
Address

(INCLUDE ZIP CODE)
Area Code and Telephone Number

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5 AND 6)

        To be completed ONLY if Certificates for New Notes or non-tendered or non-exchanged Outstanding Senior Notes are to be sent to someone other than the Registered Holder(s) of the Outstanding Senior Notes whose name(s) appear(s) above, or to such Registered Holder(s) at an address other than that shown above.

Mail:
☐	Non-tendered or non-exchanged Outstanding Senior Notes to:
☐	New Notes to:
Name(s)
Address

(INCLUDE ZIP CODE)
Area Code and Telephone Number
(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.    BOOK-ENTRY TRANSFER; DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.    To tender in the Exchange Offer, Holders must tender by (a) forwarding Certificates herewith or (b) book-entry transfer pursuant to the procedures set forth in "The Exchange Offer—Procedures for Tendering Old Notes" in the Prospectus. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through DTC's ATOP system. A Holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Outstanding Senior Notes into the Exchange Agent's account at DTC, and then send to the Exchange Agent a book-entry confirmation, including an Agent's Message confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that the Corporation may enforce this Letter of Transmittal against such Holder. The book-entry confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedure does not constitute delivery of the book-entry confirmation to the Exchange Agent.

        If the tender is not made through ATOP, Certificates, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

        Outstanding Senior Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000 in excess thereof, provided that, if any Outstanding Senior Notes are tendered for exchange in part, the untendered principal amount thereof must be $1,000 or any integral multiple of $1,000 in excess thereof.

        Holders who wish to tender their Outstanding Senior Notes and (i) whose Outstanding Senior Notes are not immediately available or (ii) who cannot deliver their Outstanding Senior Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Outstanding Senior Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Procedures for Tendering Old Notes." Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) (a) a book-entry confirmation or (b) the Certificates representing all tendered Outstanding Senior Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be, in any case, received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under "The Exchange Offer—Procedures for Tendering Old Notes."

        A Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Outstanding Senior Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

        THE METHOD OF DELIVERY OF THE BOOK-ENTRY CONFIRMATION OR CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY

INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        The Corporation will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by book-entry transfer through ATOP or execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

        2.    GUARANTEE OF SIGNATURES.    No signature guarantee on this Letter of Transmittal is required if:

  (i)
  this Letter of Transmittal is signed by the Registered Holder(s) of Outstanding Preferred Interests tendered herewith, unless such Holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

  (ii)
  such Outstanding Senior Notes are tendered for the account of a firm that is an Eligible Institution.

        In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

        3.    INADEQUATE SPACE.    If the space provided in the box captioned "Description of Outstanding Senior Notes" is inadequate, the Certificate number(s) and/or the principal amount of Outstanding Senior Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

        4.    PARTIAL TENDERS AND WITHDRAWAL RIGHTS.    Tenders of Outstanding Senior Notes will be accepted only in the principal amount of $1,000 and integral multiples of $1,000 in excess thereof, provided that if any Outstanding Senior Notes are tendered for exchange in part, the untendered principal amount thereof must be $1,000 or any integral multiple of $1,000 in excess thereof. If less than all the Outstanding Senior Notes are to be tendered, fill in the principal amount of Outstanding Senior Notes that are to be tendered in the box entitled "Aggregate Principal Amount of Outstanding Senior Notes Tendered." If applicable, new Certificate(s) for the Outstanding Senior Notes that were not tendered will be sent to the address designated herein by such Holder promptly after the Expiration Date. All Outstanding Senior Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        Except as otherwise provided herein, tenders of Outstanding Senior Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to such date, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to such date. Any such notice of withdrawal must specify the name of the person who tendered the Outstanding Senior Notes to be withdrawn, the aggregate principal amount of Outstanding Senior Notes to be withdrawn, and, if any Certificates for Outstanding Senior Notes have been tendered, the name of the Registered Holder of the Outstanding Senior Notes as set forth on any such Certificates, if different from that of the person who tendered such Outstanding Senior Notes. If Certificates for the Outstanding Senior Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates, the tendering Holder must submit the serial numbers shown on the particular Certificates to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Outstanding Senior Notes tendered for the account of an Eligible Institution. If Outstanding Senior Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer—Procedures for Tendering," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Outstanding Senior Notes. Withdrawals of tenders of Outstanding Senior Notes may not be rescinded. Outstanding Senior Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described herein.

        All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Corporation, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Corporation, any affiliates or assigns of the Corporation, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Outstanding Senior Notes which have been tendered but which are withdrawn will be returned to the Holder thereof promptly after withdrawal.

        5.    SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS.    If this Letter of Transmittal is signed by the Registered Holder(s) of the Outstanding Senior Notes tendered hereby the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) for such Outstanding Senior Notes without alteration, enlargement or any change whatsoever, or as recorded in DTC's book-entry transfer facility system, as the case may be.

        If any Certificates tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Outstanding Senior Notes are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates. If any tendered Outstanding Senior Notes are registered in different names in several book-entry accounts, proper procedures for book-entry transfer must be followed for each account.

        If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Corporation, in its sole discretion, of each such person's authority so to act.

        When this Letter of Transmittal is signed by the Registered Holder(s) of the Outstanding Senior Notes listed and transmitted hereby, or book-entry transfer is effectuated by such Holder(s), no endorsement(s) of Certificate(s) or separate bond power(s) are required except if New Notes are to be issued in the name of a person other than the Registered Holder(s). If such exception applies, signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the Registered Holder(s) of the Outstanding Senior Notes listed, the Certificate(s) must be endorsed or accompanied by appropriate bond powers, signed exactly as the name(s) of the Registered Holder(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Corporation may require in accordance with the restrictions on transfer applicable to the Outstanding Senior Notes. In such event, signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

        6.    SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.    If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Outstanding Senior Notes not exchanged will be returned, if evidenced by Certificates, by mail, or if tendered by book-entry transfer, by crediting the account at DTC indicated above in Instruction 4.

        7.    IRREGULARITIES.    The Corporation will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Outstanding Senior Notes, which determination shall be final and binding on all parties. The Corporation reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may in the view of counsel to the Corporation be unlawful. The Corporation also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer—Conditions" or any conditions or irregularity in any tender of Outstanding Senior Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Corporation's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Outstanding Senior Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Corporation, any affiliates or assigns of the Corporation, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

        8.    QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.    Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front cover of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

        9.    BACKUP WITHHOLDING; SUBSTITUTE FORM W-9.    Under U.S. Federal income tax law, a U.S. Holder (including a resident alien) whose tendered Outstanding Senior Notes are accepted for exchange is required to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to a $50 penalty for each such failure.

In addition, payments to such Holders or other payees with respect to Outstanding Senior Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding. Under current law, the backup withholding rate is 30% for 2003, 29% for 2004 and 2005, and 28% for 2006 and thereafter, subject to increase to 31% after 2010.

        The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold the applicable withholding rate of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, the applicable withholding rate of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

        The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Outstanding Senior Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Outstanding Senior Notes. If the Outstanding Senior Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

        Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such Holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting the appropriate properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

        Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

        10.    WAIVER OF CONDITIONS.    The Corporation reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

        11.    NO CONDITIONAL TENDERS.    No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Outstanding Senior Notes for exchange.

        Neither the Corporation, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Senior Notes nor shall any of them incur any liability for failure to give any such notice.

        12.    LOST, DESTROYED OR STOLEN CERTIFICATES.    If any Certificate(s) representing Outstanding Senior Notes have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

        13.    SECURITY TRANSFER TAXES.    Holders who tender their Outstanding Senior Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the Registered Holder of the Outstanding Senior Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Senior Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the Registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

BOOK-ENTRY CONFIRMATION OF
THIS LETTER OF TRANSMITTAL
AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED
BY THE EXCHANGE AGENT ON OR PRIOR
TO THE EXPIRATION DATE.

TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
(SEE INSTRUCTION 9)

PAYOR'S NAME: U.S. Bank Trust National Association

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	PART I—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW:	TIN: Social Security or Employer Identification Number

PART 2—TIN Applied for ☐

Payor's Request for Taxpayer Identification Number ("TIN") and Certification	CERTIFICATION—UNDER THE PENALTIES OF PERJURY, I certify (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and (3) any other information provided on this form is true and correct.

Signature	Date:

You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE RATE OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, the applicable rate of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and the applicable rate of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature(s)	Date

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  EXHIBIT 99.1
DESCRIPTION OF OUTSTANDING SENIOR NOTES
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER